SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §14a-11 or §240.14a-12.

P-COM, INC.

(Name of Registrant as Specified in Charter)

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P-COM, INC.

PROXY STATEMENT

WRITTEN CONSENT SOLICITATION OF STOCKHOLDERS
July 12, 2002

These proxy statement materials and the enclosed Consent are being mailed in connection with the solicitation of written consents by the Board of Directors of P-COM, Inc., a Delaware Corporation (the “Company”). These materials were first sent to Stockholders of record beginning on approximately July 17, 2002.

The mailing address of the principal executive office of the Company is 3175 South Winchester Boulevard, Campbell, California 95008.

Consents are to be submitted by no later than August 16, 2002 to the Company at such address.

VOTING RIGHTS AND SOLICITATION

Any stockholder executing a Consent has the power to revoke it at any time before August 16, 2002 (or, if earlier, the date on which at least the minimum number of shares have consented in order to approve the proposal) by delivering written notice of such revocation to the Secretary of the Company. The cost of soliciting Consents will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but also personally or by telephone. Regular employees of the Company may also, without additional remuneration, solicit Consents personally or by telephone.

The record date for determining those Stockholders who are entitled to give Consents has been fixed as July 10, 2002. At the close of business on the record date, the Company had 30,021,511 issued and outstanding shares of Common Stock, out of 69,000,000 shares of authorized Common Stock. Each share of outstanding Common Stock is entitled to one vote on these matters.

The Proposal requires the affirmative vote of a majority of the outstanding shares. Abstentions (including failures to return Consents) and broker nonvotes have the same effect as a negative vote.

PROPOSAL 1

AMENDMENT OF THE CERTIFICATE OF INCORPORATION EFFECTING A
FURTHER REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

General

The Company and its Board of Directors currently believe it would be in the best interests of the Company and its Stockholders to adopt an amendment of the Company’s Certificate of Incorporation authorizing a reverse stock split in which all outstanding shares of our common stock would be exchanged at a ratio ranging from one-for-two up to one-for-ten. The Board of Directors would have sole discretion to elect, as it determines to be in the best interest of the Company and its Stockholders, whether or not to effect the reverse stock split, and if so, at which of the approved exchange ratios, at any time before the first anniversary of this consent (July 12, 2003). If the Board of Directors elects to implement one of the reverse stock splits, it would be authorized to do so without need for any further stockholder action. The Board of Directors believes that approval of a proposal granting this discretion to the Board of Directors, rather than approval of an immediate reverse stock split at a specified ratio, provides the Board of Directors with maximum flexibility to react to the then-current market conditions and therefore to act in the bet interest of the Company and its Stockholders.

If the Proposal is approved, the Company would be authorized to effect any one, but not more than one, of the alternative reverse stock splits. Once one of the reverse stock splits is effected, none of the others will be able to be effected unless the Company were again to seek and obtain stockholder approval.

The proposed set of amendments to our Certificate of Incorporation is attached to this proxy statement as Appendix A. A separate amendment is attached for each of the proposed exchange ratios (i.e., one-for-two, one-for-three, etc.). If the Board of Directors elects to implement one of the approved amendments, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio for the selected amendment, and the total number of authorized shares of common stock would be correspondingly reduced. The reverse stock split would become effective upon filing the amendment with the Delaware Secretary of State. The Board of Directors may, at its sole discretion elect not to implement any of the approved reverse stock splits, even if the Proposal is approved by the Stockholders.

The Board of Directors approved each of the proposed amendments to the Company’s Certificate of Incorporation, subject to stockholder approval, and recommends that the Stockholders sign and return Consents FOR approval of the amendments of the Company’s Certificate of Incorporation effecting a reverse split of the Company’s Common Stock and correspondingly reducing the total authorized number of shares of Common Stock in accordance with the proposed exchange ratios of from one-for-two up to one-for-ten.

Prior Consent Solicitation — Reverse Stock Split

In August 2001, in order to raise the per share trading price of the Company’s Common Stock above the $1.00 minimum bid price required to remain listed on the Nasdaq National Market, the Company completed a solicitation of written consents pursuant to which Stockholders representing more than a majority of the outstanding Common Stock approved an amendment to the Restated Certificate of Incorporation effecting a 1-for-5 reverse split of the Company’s Common Stock and an accompanying 1-for-5 reduction in the Company’s authorized Common Stock. However, in September 2001, Nasdaq announced a moratorium until January 2002 on delisting companies for failure to meet the $1.00 minimum bid price listing maintenance standard. The Board of Directors then exercised its reserved right not to implement the proposed reverse stock split, notwithstanding the Stockholders’ approval of the amendment.

In March 2002 the Company sought written consent of the Stockholders to increase number of authorized shares of common stock by 200,000,000 shares. The previously approved one-for-five reverse stock split was incompatible with the proposed 200,000,000-share increase and the Company thus also sought renewed stockholder approval for a one-for-five reverse stock split.

On April 26, 2002 the Stockholders approved by written consent both the 200,000,000-share increase and the one-for-five reverse stock split. The 200,000,000-share increase was implemented on May 6, 2002. On June 27, 2002 the Company implemented the one-for-five reverse stock split of the Company’s authorized and outstanding common stock.

Since the one-for-five reverse stock split implemented on June 27, 2002 did not have the desired effect of raising the minimum bid price above $1.00, the Company is now seeking stockholder approval for another reverse stock split in a range of one-for-two up to one-for-ten, pursuant to this proposal. There can be no assurance that any reverse stock split would have the intended effect of raising the bid price of the Company’s Common Stock above $1.00, or if it does so, that the minimum bid price would remain above $1.00. In addition, even if the Company’s minimum bid price remains above $1.00 there is no assurance that the Company would be or remain in compliance with other Nasdaq National Market listing maintenance requirements.

Purpose and Background of the Reverse Split

The Company’s primary objective in proposing the reverse split is to attempt to raise the per share trading price of its Common Stock in an effort to continue its listing on the Nasdaq National Market. To maintain listing, the Nasdaq National Market requires, among other things, that the Company’s Common Stock maintain a minimum bid price of $1.00 per share. The closing bid price of the Company’s Common Stock has been below $1.00 per share since May 7, 2001. On July 10, 2002, the closing bid price was $0.30 and the closing sale price was $0.30.

On February 14, 2002, Nasdaq sent the Company a delisting letter notifying the Company that the Company had 90 calendar days, or until May 15, 2002, to regain compliance with the Nasdaq Marketplace Rules. The Company would regain compliance if, at any time before to May 15, 2002, the bid price of its Common Stock closed at $1.00 per share or more for a minimum of 10 consecutive trading days (or longer if required by the Nasdaq staff to ensure, to the staff’s satisfaction, that the Company can sustain long-term compliance). On May 21, 2002 the Company received a letter of notice from Nasdaq stating that due to our failure to meet the consecutive-trading-days minimum bid price requirements during the 90-day period, the Company was subject to delisting. On May 21, 2002 we also received notice from Nasdaq that our net tangible assets and Stockholders’ equity were being reviewed for possible noncompliance with the minimum standards for continued listing on the Nasdaq National Market. We have filed a request for an appeal of the letter of notice and a hearing was held on June 28, 2002. At the hearing, there can be no assurance that any such appeal will be successful.

The Company intends that the reverse split will increase the bid price per share of its Common Stock above the $1.00 per share minimum price, thereby satisfying that listing requirement. However, there can be no assurance that the reverse split will have that effect, initially or in the future, or that it will enable the Company to maintain the listing of its Common Stock on the Nasdaq National Market.

In addition to the desire to remain listed on the Nasdaq National Market, the Board of Directors believes that the low per share market price of the Company’s Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or the Company’s reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may be adversely affecting, and may continue to adversely affect, not only the pricing of the Company’s Common Stock but also its trading liquidity. In addition, these perceptions may affect the Company’s commercial business and its ability to raise additional capital through the sale of stock or the cost of debt it may incur.

The Company hopes that the decrease in the number of shares of its outstanding Common Stock resulting from the reverse split, and the anticipated increase in the price per share, will encourage greater interest in its Common Stock among members of the financial community and the investing public and possibly create a more liquid market for the Company’s Stockholders with respect to those shares presently held by them. However, the possibility exists that stockholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse split is effected, particularly if the price per share of the Company’s Common Stock begins a declining trend after the reverse split is effected.

There can be no assurance that the reverse split will achieve any of the desired results. There also can be no assurance that the price per share of the Company’s Common Stock immediately after the reverse split will increase proportionately with the reverse split, or that any increase will be sustained for any period of time.

The Company is not aware of any present efforts by anyone to accumulate its Common Stock, and the proposed reverse split is not intended to be an anti-takeover device.

SUMMARY OF GENERAL EFFECT ON PRICE FOR COMMON STOCK

On July 10, 2002, the closing bid price for the Company’s Common Stock on the Nasdaq National Market was $0.30 per share and the closing sale price was $0.30 per share. By decreasing the number of outstanding shares of Common Stock without altering the aggregate economic interest represented by the shares, the Company believes the market price will be proportionally increased. The higher the market price rises above $1.00 per share, the less risk there will be that the Company will fail to meet the minimum-bid-price requirement for maintaining the listing of its Common Stock on the Nasdaq National Market. However, there can be no assurance that the market price of the Common Stock will rise to or maintain any particular level or that the Company will at all times be able to meet the minimum-bid-price and other requirements for maintaining the listing of its Common Stock on the Nasdaq National Market.

EFFECTS OF REVERSE SPLIT ON COMMON STOCK; NO FRACTIONAL SHARES

The principal effects of the reverse split will be to decrease the number of outstanding shares of the Company’s Common Stock and correspondingly decrease the total number of authorized shares. The total number of shares of Common Stock each stockholder holds will be reclassified automatically into the number of shares equal to the number of shares each stockholder held immediately before the reverse split in accordance with the exchange ration selected by the Board of Directors. If the total number of shares a stockholder holds is not evenly divisible by the ratio chosen by the Board of Directors, that stockholder will not receive a fractional share but instead will receive cash in an amount equal to the fraction of a share that stockholder otherwise would have been entitled to receive multiplied by the last reported sale price of the Common Stock before the reverse split takes effect.

In addition, the proposed amendment to the Company’s Certificate of Incorporation would effect a decrease in the Company’s total authorized number of shares of Common Stock. This would result in the ratio between the Company’s outstanding Common Stock and total authorized Common Stock remaining unchanged by the amendment. The total authorized number of shares of Preferred Stock (2,000,000) is not being changed.

The following table reflects the number of shares of common stock that would be outstanding as a result of each proposed reverse stock split and the effect the proposed reduction would have on the total authorized shares, based on 30,021,511 shares of common stock outstanding as of the Record Date.

Proposed Reverse Stock Split Ratio	Shares of Common Stock to be Outstanding	Total # of Shares to be Authorized
1 for 2	15,010,755	34,500,000
1 for 3	10,007,170	23,000,000
1 for 4	7,505,377	17,250,000
1 for 5	6,004,302	13,800,000
1 for 6	5,003,585	11,500,000
1 for 7	4,288,787	9,857,142
1 for 8	3,752,688	8,625,000
1 for 9	3,335,723	7,666,666
1 for 10	3,002,151	6,900,000

The proposed amendment to the Company’s Certificate of Incorporation will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

EFFECT ON OUTSTANDING NOTES, OPTIONS AND WARRANTS

As of the record date for this solicitation of Consents, the Company had outstanding 4¼% Convertible Subordinated Notes due 2002 with an aggregate principal amount of $26,824,000, convertible into an aggregate of 10,729,600 shares of Common Stock at $2.50 per share. Also, as of such date, the Company had outstanding stock options to purchase an aggregate of 1,679,618 shares of Common Stock with exercise prices ranging from $0.49 to $105.47 per share and warrants to purchase an aggregate of 1,695,508 shares of Common Stock with exercise prices ranging from $1.02 to $42.50 per share. Under the terms of the Notes, options and warrants, when the reverse split becomes effective, the number of shares covered by each of them will be decreased and the conversion or exercise price per share will be increased in accordance with the exchange ration chosen by the Board of Directors.

NO EFFECT ON LEGAL ABILITY TO PAY DIVIDENDS

The Company’s Board of Directors has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and the Company is not in arrears on any dividends. The Company does not believe that the reverse split will have any effect with respect to future distributions, if any, to the Company’s Stockholders.

PAYMENT FOR FRACTIONAL SHARES; EXCHANGE OF STOCK CERTIFICATES

The Company will appoint Equiserve Trust Company, 150 Royall Street, Canton, MA 02021, (781) 575-3120, to act as exchange agent for holders of Common Stock in connection with the reverse split. The Company will deposit with the exchange agent, as soon as practicable after the effective date of the reverse split, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the reverse split. The funds required to purchase the fractional share interests are available and will be paid from the Company’s current cash reserves. The Company’s stockholder list shows that some of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. Because the Company does not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, the Company cannot predict with certainty the number of fractional shares that will result from the reverse split or the total amount it will be required to pay for fractional share interests. However, the Company does not expect that the amount will be material.

As of the record date for this solicitation of Consents, the Company had approximately 546 holders of record of the Company’s Common Stock (although the Company had significantly more beneficial holders). The Company does not expect the reverse split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. The Company presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the reverse split.

On or after the effective date of the reverse split, the Company will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing its post-reverse-split shares and, if applicable, cash in lieu of a fractional share only by sending the exchange agent its old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as the Company may require. Stockholders will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder’s new stock certificate and payment in lieu of any fractional share promptly after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s).

Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

Approvals Required

The affirmative written consent of the holders of not less than a majority of the outstanding shares is required to approve the proposal.

The Board of Directors recommends that Stockholders sign and return Consents FOR the approval of the amendment of the Company’s Certificate of Incorporation effecting a reverse split of the Company’s Common Stock and a reduction in the total authorized number of shares of Common Stock by a ratio of one-for-two up to one-for-ten.

OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to the beneficial ownership of our Common Stock as of June 28, 2002, by (i) all persons who are beneficial owners of five percent (5%) or more of our Common Stock, (ii) each director, (iii) the Named Executive Officers, from our 2002 Annual Meeting proxy statement and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the Stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable, and has the same address as the Company. All share numbers presented in the footnotes have been adjusted to reflect the one-for-five reverse stock split which the Company implemented on June 27, 2002.

Beneficial Owner	Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned(1)
State of Wisconsin Investment Board (2) P.O. Box 7842 Madison, WI 53707	5,432,857	18.0%
Pac-Link Management (3) 14F, 2, Tun Hwa S. Rd. Sec 2, Taipei, Taiwan ROC	2,857,143	9.0
Cagan McAfee Capital Partners (4) 10600 N. De Anza Blvd., Suite 250 Cupertino, CA 95014	3,457,142	11.0
Woodmont Investments Limited (5) Craigmuir Chambers P.O. Box 91 Road Town, Tortola British Virgin Islands	2,200,000	7.0
Newberg Family Trust (6) 11601 Wilshire Blvd. Los Angeles, CA 90025	1,860,000	6.0
MynTahl Corporation (7) 43154 Osgood Road Fremont, CA 94539	1,571,428	5.0
Firsthand Capital Management, Inc. (8) 101 Park Center Plaza, Ste. 1300 San Jose, CA 95113	1,410,300	5.0
Gruber & McBaine Capital Management, LLC (9) 50 Osgood Place, Penthouse San Francisco, CA 94133	1,558,030	5.0
John A. Hawkins (10)	8,400	*
Brian T. Josling (11)	10,400	*
Frederick R. Fromm (12)	4,000	*
Gen. Harold R. Johnson (Ret.) (13)	4,000	*
George P. Roberts (14)	371,616	1.0
James J. Sobczak (15)	75,980	*
Alan T. Wright (16)	34,421	*
Ben L. Jarvis (17)	20,689	*
Leighton J. Stephenson (18)	27,007	*
Caroline Baldwin Kahl (19)	19,472	*
All current directors and executive officers as a group (11 persons) (20)	679,851	2.0%

*	Less than one percent of the outstanding Common Stock
(1)
Percentage of ownership is based on 30,021,511 shares of Common Stock outstanding on June 28, 2002. Shares of Common Stock subject to stock options that are currently exercisable or will become exercisable within 60 days after June 28, 2002 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(2)
Pursuant to Schedule 13G/A, filed with the Securities and Exchange Commission on February 13, 2002, the State of Wisconsin Investment Board reported that as of December 31, 2001 it had sole voting power over all 15,700,000 (3,140,000 postsplit) shares and sole dispositive power over all shares. In addition, on June 24, 2002 the State of Wisconsin Investment Board purchased 11,464,286 (2,292,857 postsplit) additional shares directly from the Company.

(3)	On June 24, 2002 Pac-Link Management purchased 14,285,715 (2,857,143 post split) shares directly from the Company.

(4)
On June 24, 2002 Cagan McAfee Capital Partners purchased 14,285,714 (2,857,142 post split) shares directly from the Company. 600,000 of the 3,457,142 shares are subject to a currently exercisable warrant.

(5)
Pursuant to Schedule 13G, filed with the Securities and Exchange Commission on May 16, 2002, Woodmont Investments reported that as of May 6, 2002 it had sole voting power over all 11,000,000 (2,200,000 postsplit) shares and sole dispositive power over all shares.

(6)
Pursuant to Schedule 13G, filed with the Securities and Exchange Commission on May 15, 2002, Newberg Family Trust reported that as of May 5, 2002 it had the right to acquire 9,300,000 (1,860,000 postsplit) shares of P-Com Common Stock upon conversion of $4,650,000 of the Company’s Subordinated Notes, and it would have sole voting power over all 9,300,000 (1,860,000 postsplit) shares and sole dispositive power over all shares.

(7)	On June 24, 2002 MynTahl Corporation purchased 7,857,143 (1,571,428 post split) shares directly from the Company.

(8)
Pursuant to Schedule 13G, filed with the Securities and Exchange Commission on April 9, 2002, Firsthand Capital Management reported that as of March 28, 2002 it had sole voting power over all 7,051,500 (1,410,300 postsplit) shares and sole dispositive power over all shares.

(9)
Pursuant to Schedule 13G dated August 8, 2001, filed with the Securities and Exchange Commission, Gruber & McBaine Capital Management, LLC, Jon D. Gruber, J. Patterson McBaine, Thomas O. Lloyd-Butler and Eric Swergold constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act. Pursuant to a Schedule 13G filed with the SEC on or about August 1, 2001, as of July 31, 2001, (i) Gruber & McBaine Capital Management, LLC reported that it had shared voting and dispositive power over 5,907,572 (1,181,514 postsplit) shares, (ii) Jon D. Gruber reported that he had shared voting and dispositive power over 5,907,572 (1,181,514 postsplit) shares, and sole voting and dispositive power over 85,200 (17,040 postsplit) shares, (iii) J. Patterson McBaine reported that he had shared voting and dispositive power over 5,907,572 (1,181,514 postsplit) shares, and sole voting and dispositive power over 33,350 (6,670 postsplit) shares, (iv) Thomas O. Lloyd-Butler reported that he had shared voting and dispositive power over 5,907,572 (1,181,514 postsplit) shares, and sole voting and dispositive power over 2,000 (400 postsplit) shares, and (v) Eric B. Swergold reported that he had shared voting and dispositive power over 5,907,572 (1,181,514 postsplit) shares. 134,217 (26,843 postsplit) of the 6,004,437 (1,200,887 postsplit) shares are subject to a currently exercisable warrant. In addition, on June 24, 2002 Gruber McBaine International and Lagunitas Partners purchased 1,785,714 (351,142 postsplit) additional shares directly from the Company.

(10)
Includes 8,400 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 8,400 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve a stock option plan share-reserve increase Proposal at the Company’s Annual Meeting on July 17, 2002.

(11)
Includes 10,400 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 10,400 options granted in February of

2002, which will not be exercisable unless and until the Stockholders approve a stock option plan share-reserve increase Proposal at the Company’s Annual Meeting on July 17, 2002.

(12)
Includes 4,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 8,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve a stock option plan share-reserve increase Proposal at the Company’s Annual Meeting on July 17, 2002.

(13)
Includes 4,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 8,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve a stock option plan share-reserve increase Proposal at the Company’s Annual Meeting on July 17, 2002.

(14)
Includes 312,041 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 831,777 options granted in February and April of 2002, which will not be exercisable unless and until the Stockholders approve a stock option plan share-reserve increase Proposal at the Company’s Annual Meeting on July 17, 2002.

(15)	Includes 75,316 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002.

(16)
Includes 33,374 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 65,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve a stock option plan share-reserve increase Proposal at the Company’s Annual Meeting on July 17, 2002.

(17)
Includes 20,689 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 37,479 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve a stock option plan share-reserve increase Proposal at the Company’s Annual Meeting on July 17, 2002.

(18)
Includes 25,520 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 55,000 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve a stock option plan share-reserve increase Proposal at the Company’s Annual Meeting on July 17, 2002.

(19)
Includes 18,331 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 27,415 options granted in February of 2002, which will not be exercisable unless and until the Stockholders approve a stock option plan share-reserve increase Proposal at the Company’s Annual Meeting on July 17, 2002.

(20)
Includes 482,827 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after June 28, 2002. Does not include 5,564,857 (1,112,971 postsplit) options granted in February and April of 2002, which will not be exercisable unless and until the Stockholders approve the 14,000,000-share increase (2,800,000 after one-for-five reverse split on June 26, 2002) at the Company’s Annual Meeting on July 17, 2002.

DISSENTERS’ RIGHTS OF APPRAISAL

Delaware law does not provide for appraisal rights with respect to the proposal being acted upon.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL PROXY STATEMENT

Under the present rules of the Securities and Exchange Commission (the “SEC”), the deadline for Stockholders to submit proposals to be considered for inclusion in our Proxy Statement for next year’s Annual Meeting of Stockholders is March 10, 2003. Such proposals may be included in next year’s Proxy Statement if they comply with certain rules and regulations promulgated by the SEC, as well as the appropriate deadlines.

Dated: July 12, 2002
By Order of the Board of Directors /s/ GEORGE P. ROBERTS
George P. Roberts Chairman and Chief Executive Officer

APPENDIX A

Form of Amendment for Proposal 2(a)

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF P-COM, INC.

(Pursuant to Section 242 of the
Delaware General Corporation Law)

P-COM, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Restated Certificate of Incorporation to combine each two (2) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Thirty-Six Million Five Hundred Thousand (36,500,000) shares. Thirty-Four Million Five Hundred Thousand (34,500,000) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), each two shares of the Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury shall be combined into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by two shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the sale price of the Common Stock last reported immediately prior to the Effective Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by George P. Roberts, its Chairman and Chief Executive Officer, this ____ day of __________, 2002.

P-COM, INC.

By:
George P. Roberts Chairman and Chief Executive Officer

Form of Amendment for Proposal 2(b)

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF P-COM, INC.

(Pursuant to Section 242 of the
Delaware General Corporation Law)

P-COM, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Restated Certificate of Incorporation to reclassify, change, and convert each three (3) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Twenty-Five Million (25,000,000) shares. Twenty-Three Million (23,000,000) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), each three shares of the Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury shall combined into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by three shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the sale price of the Common Stock last reported immediately prior to the Effective Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by George P. Roberts, its Chairman and Chief Executive Officer, this ____ day of ___________, 2002.

P-COM, INC.

By:
George P. Roberts Chairman and Chief Executive Officer

Form of Amendment for Proposal 2(c)

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF P-COM, INC.

(Pursuant to Section 242 of the
Delaware General Corporation Law)

P-COM, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Restated Certificate of Incorporation to combine each four (4) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Nineteen Million Two Hundred Fifty Thousand (19,250,000) shares. Seventeen Million Two Hundred Fifty Thousand (17,250,000) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), each four shares of the Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury shall be combined into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by four shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the sale price of the Common Stock last reported immediately prior to the Effective Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by George P. Roberts, its Chairman and Chief Executive Officer, this ____ day of __________, 2002.

P-COM, INC.

By:
George P. Roberts Chairman and Chief Executive Officer

Form of Amendment for Proposal 2(d)

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF P-COM, INC.

(Pursuant to Section 242 of the
Delaware General Corporation Law)

P-COM, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Restated Certificate of Incorporation to combine each five (5) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Fifteen Million Eight Hundred Thousand (15,800,000) shares. Thirteen Million Eight Hundred Thousand (13,800,000) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), each five shares of the Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury shall be combined into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by five shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the sale price of the Common Stock last reported immediately prior to the Effective Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by George P. Roberts, its Chairman and Chief Executive Officer, this ____ day of __________, 2002.

P-COM, INC.

By:
George P. Roberts Chairman and Chief Executive Officer

Form of Amendment for Proposal 2(e)

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF P-COM, INC.

(Pursuant to Section 242 of the
Delaware General Corporation Law)

P-COM, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Restated Certificate of Incorporation to combine each six (6) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Thirteen Million Five Hundred Thousand (13,500,000) shares. Eleven Million Five Hundred (11,500,000) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), each six shares of the Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury shall be combined into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by six shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the sale price of the Common Stock last reported immediately prior to the Effective Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by George P. Roberts, its Chairman and Chief Executive Officer, this ____ day of __________, 2002.

P-COM, INC.

By:
George P. Roberts Chairman and Chief Executive Officer

Form of Amendment for Proposal 2(f)

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF P-COM, INC.

(Pursuant to Section 242 of the
Delaware General Corporation Law)

P-COM, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Restated Certificate of Incorporation to combine each seven (7) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Eleven Million Eight Hundred Fifty-Seven Thousand One Hundred Forty-Two (11,857,142) shares. Nine Million Eight Hundred Fifty-Seven Thousand One Hundred Forty-Two (9,857,142) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), each seven shares of the Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury shall be combined into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by seven shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the sale price of the Common Stock last reported immediately prior to the Effective Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by George P. Roberts, its Chairman and Chief Executive Officer, this ____ day of __________, 2002.

P-COM, INC.

By:
George P. Roberts Chairman and Chief Executive Officer

Form of Amendment for Proposal 2(g)

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF P-COM, INC.

(Pursuant to Section 242 of the
Delaware General Corporation Law)

P-COM, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Restated Certificate of Incorporation to combine each eight (8) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Ten Million Six Hundred Twenty-Five Thousand (10,625,000) shares. Eight Million Six Hundred Twenty-Five Thousand (8,625,000) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), each eight shares of the Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury shall be combined into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by eight shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the sale price of the Common Stock last reported immediately prior to the Effective Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by George P. Roberts, its Chairman and Chief Executive Officer, this ____ day of __________, 2002.

P-COM, INC.

By:
George P. Roberts Chairman and Chief Executive Officer

Form of Amendment for Proposal 2(h)

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF P-COM, INC.

(Pursuant to Section 242 of the
Delaware General Corporation Law)

P-COM, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Restated Certificate of Incorporation to combine each nine (9) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Nine Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six (9,666,666) shares. Seven Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six (7,666,666) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), each nine shares of the Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury shall be combined into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by nine shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the sale price of the Common Stock last reported immediately prior to the Effective Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by George P. Roberts, its Chairman and Chief Executive Officer, this ____ day of __________, 2002.

P-COM, INC.

By:
George P. Roberts Chairman and Chief Executive Officer

Form of Amendment for Proposal 2(i)

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION
OF P-COM, INC.

(Pursuant to Section 242 of the
Delaware General Corporation Law)

P-COM, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, by its duly authorized officers, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Restated Certificate of Incorporation to combine each ten (10) outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, into one (1) share of Common Stock, par value $0.0001 per share; and (ii) declaring such amendment to be advisable and recommended for approval by the Stockholders of the Corporation.

SECOND: That, thereafter, the Stockholders of said Corporation approved the amendment by written consent of the outstanding shares in accordance with Section 228 of the Delaware General Corporation Law.

THIRD: That the amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law by the Board of Directors and Stockholders of the Corporation.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That upon the effectiveness of this Certificate of Amendment of the Restated Certificate of Incorporation, the first paragraph of Article IV of the Restated Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“This Corporation is authorized to issue two (2) classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is Eight Million Nine Hundred Thousand (8,900,000) shares. Six Million Nine Hundred Thousand (6,900,000) shares shall be Common Stock, par value $.0001 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.0001 per share. Upon this amendment of this Article IV (the “Effective Time”), each ten shares of the Common Stock, par value $0.0001 per share, of the Corporation issued and outstanding or held in treasury shall be combined into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation, without any action by the holders thereof. Each stockholder who, immediately prior to the Effective Time, owns a number of shares of Common Stock which is not evenly divisible by ten shall, with respect to such fractional interest, be entitled to receive from the Corporation cash in an amount equal to such fractional interest multiplied by the sale price of the Common Stock last reported immediately prior to the Effective Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed by George P. Roberts, its Chairman and Chief Executive Officer, this ____ day of __________, 2002.

P-COM, INC.

By:
George P. Roberts Chairman and Chief Executive Officer

P-COM, INC.

WRITTEN CONSENT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please return the consent form promptly to the Company, c/o Equiserve, P.O. Box 43068, Providence, RI 02940. This consent form must be received no later than the deadline stated in the Proxy Statement in order for your vote to count.

The Board of Directors recommends a vote FOR Proposal 1

1.
Proposal to amend the Certificate of Incorporation effecting a reverse split of the Company’s Common Stock and a proportional reduction in the total authorized number of shares of Common Stock by a range from one-for-two up to one-for-ten.

Vote FOR	Vote AGAINST	ABSTAIN

☐	☐	☐

(Please sign and date below)

Dated:                                                                               , 2002

Signature of Stockholder

Signature of Stockholder

If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.